UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2021

Modiv Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-55776	47-4156046
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

120 Newport Center Drive
Newport Beach, California	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 742-4862

RW Holdings NNN REIT, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

EXPLANATORY NOTE

This amendment to Current Report on Form 8-K/A (the “Amendment”) is being filed to amend our Current Report on Form 8-K filed on January 27, 2020 (the "Original Filing"). The sole purpose of this Amendment is to correct the reference to the Registration Statement on Form S-3 file number from File No. 333-205684 to File No.333-252321 for Exhibits 3.1, 3.2 and 4.1. There are no other changes to the Original Filing.

Item 3.03.	Material Modification to Rights of Security Holders.

Amendment and Restatement of Distribution Reinvestment Plan

On January 22, 2021, with the authorization of the Board of Directors (the “Board”), Modiv Inc., formerly known as RW Holdings NNN REIT, Inc. (the “Company”), amended and restated its Distribution Reinvestment Plan with respect to the Company's shares of Class C common stock (the “Shares”) in order to reflect the corporate name change discussed below in Item 5.03 to this Current Report on Form 8-K and to remove the ability of the Company’s stockholders to elect to reinvest only a portion of their cash distributions in Shares through the Distribution Reinvestment Plan so that investors who elect to participate in the Amended and Restated Distribution Reinvestment Plan must reinvest all cash distributions in Shares. In addition, the Amended and Restated Distribution Reinvestment Plan provides for determinations by the Board of the net asset value per Share more frequently than annually. The Amended and Restated Distribution Reinvestment Plan will be effective with respect to distributions that will be paid in February 2021.

The preceding summary of the Amended and Restated Distribution Reinvestment Plan does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Distribution Reinvestment Plan, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated into this Item 3.03 by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Name Change of Company

Effective January 22, 2021, the Company filed Articles of Amendment in the state of Maryland solely to change the Company’s name to Modiv Inc. and also amended and restated its Bylaws solely to reflect such name change.

The preceding summary of the Articles of Amendment of the Company and the Amended and Restated Bylaws of the Company does not purport to be complete and is qualified in its entirety by reference to the Articles of Amendment and the Amended and Restated Bylaws, copies of which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated into this Item 5.03 by reference.

Item 8.01.	Other Events.

Name Change of Operating Partnership

Effective January 22, 2021, the Company filed an Amendment to the Certificate of Limited Partnership in the state of Delaware solely to change the name of the Company’s operating partnership, RW Holdings NNN REIT Operating Partnership, LP, to Modiv Operating Partnership, LP.

The preceding summary of the Amendment to the Certificate of Limited Partnership of RW Holdings NNN REIT Operating Partnership, LP does not purport to be complete and is qualified in its entirety by reference to the Amendment to the Certificate of Limited Partnership of RW Holdings NNN REIT Operating Partnership, LP, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 8.01 by reference.

Termination of Registered Follow-On Offering

Effective January 27, 2021, the Board terminated the Company’s public offering of up to $800,000,000 of the Company’s Shares which was being conducted pursuant to a registration statement on Form S-11 (File No. 333-231724) (the “Follow-on Offering”). In connection with the termination of the Follow-on Offering, the Company stopped accepting investor subscriptions on January 22, 2021.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

3.1    Articles of Amendment of RW Holdings NNN REIT, Inc. changing its name to Modiv Inc. (incorporated by reference to Exhibit 4.2 to the Company's Registration Statement on Form S-3 filed with the Securities and Exchange Commission (File No.333-252321) on January 22, 2021)

3.2    Amended and Restated Bylaws of RW Holdings NNN REIT, Inc., reflecting name change to Modiv Inc. (incorporated by reference to Exhibit 4.3 to the Company’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission (File No. 333-252321) on January 22, 2021)

4.1    Amended and Restated Distribution Reinvestment Plan (incorporated by reference to Exhibit 4.4 to the Company's Registration Statement on Form S-3 filed with the Securities and Exchange Commission (File No.333-252321) on January 22, 2021)

99.1    Amendment to the Certificate of Limited Partnership of RW Holdings NNN REIT Operating Partnership, LP changing its name to Modiv Operating Partnership, LP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODIV INC. (Registrant)

By:	/s/ RAYMOND J. PACINI
	Name:	Raymond J. Pacini
	Title:	Chief Financial Officer

Date: January 28, 2021

Exhibit 99.1

STATE OF DELAWARE
AMENDMENT to the CERTIFICATE of
LIMITED PARTNERSHIP
of
RW Holdings NNN REIT Operating Partnership, LP

The undersigned, desiring to amend the Certificate of Limited Partnership pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

FIRST: The name of the Limited Partnership is RW Holdings NNN REIT Operating Partnership, LP.

SECOND: Article FIRST of the Certificate of Limited Partnership shall be amended by deleting in its entirety and inserting in lieu thereof the following new Article FIRST:

“FIRST. The name of the limited partnership is

Modiv Operating Partnership, LP.”

THIRD: These Articles of Amendment shall become effective at 12:01 a.m. Eastern Time on January 22, 2021.

IN WITNESS WHEREOF, the undersigned has executed this Amendment to the Certificate of Limited Partnership on this 15th day of January, 2021.

GENERAL PARTNER:

RW HOLDINGS NNN REIT, INC.,
a Maryland corporation

By: /s/ RAYMOND J. PACINI
Name: Raymond J. Pacini
Title: Chief Financial Officer